SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


Filed by the Registrant   [x]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             WASHINGTON HOMES, INC.
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6 (i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:1

     (5) Total fee paid:

[x]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

[LOGO]

                                                              October 10, 1996

Dear Fellow Shareholders:

     You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Washington Homes, Inc. to be held on Wednesday, November 13, 1996, beginning at 10:00 a.m., local time, at the Greenbelt Marriott Hotel, Greenbelt, Maryland. I look forward to meeting as many of you as can attend the meeting.

     Holders of Washington Homes Common Stock are being asked to vote on the matters listed in the enclosed Notice of Annual Meeting of Shareholders. The Board of Directors recommends a vote "FOR" the proposals listed as items 1 and 2 in the Notice.

     Whether or not you plan to attend the Meeting in person, it is important that your shares of Washington Homes Common Stock be represented and voted at the Meeting. Accordingly, after reading the enclosed Notice of Annual Meeting and Proxy Statement, please sign, date and mail the enclosed proxy card in the envelope provided.

                                          Sincerely,



                                          Geaton A. DeCesaris, Jr.
                                          President and
                                          Chief Executive Officer

WASHINGTON HOMES, INC.
CORPORATE OFFICE
SIXTH FLOOR
1802 BRIGHTSEAT ROAD
LANDOVER, MARYLAND 20785-4235
(301) 772-8900
FAX: (301) 772-1380

                                    [LOGO]

                             1802 Brightseat Road
                           Landover, MD 20785-4235

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 13, 1996

To the Shareholders of
Washington Homes, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Washington Homes, Inc., a Maryland corporation (the "Company"), will be held on November 13, 1996, at the Greenbelt Marriott Hotel, 6400 Ivy Lane, Greenbelt, Maryland, commencing at 10:00 a.m., local time, for the following purposes:

     1. To elect directors;

     2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for fiscal year 1997; and

     3. To transact such other business as may properly come before the Meeting.

     Only holders of the Company's voting common stock of record at the close of business on October 4, 1996, the record date, are entitled to receive notice of and to vote at the Annual Meeting and all adjournments thereof.


                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          Laurence R. Jaffe
October 10, 1996                          Secretary and General Counsel


--------------------------------------------------------------------------------
HOLDERS OF VOTING COMMON STOCK ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED REPLY ENVELOPE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                            WASHINGTON HOMES, INC.

                             1802 Brightseat Road
                           Landover, MD 20785-4235

                               PROXY STATEMENT

     This Proxy Statement is being furnished to holders of the voting common stock, par value $.01 per share (the "Common Stock"), of Washington Homes, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by its Board of Directors for use at the Annual Meeting of the Company's shareholders (the "Annual Meeting") to be held on Wednesday, November 13, 1996, at the Greenbelt Marriott Hotel, 6400 Ivy Lane, Greenbelt, Maryland, commencing at 10:00 a.m., local time, and at any adjournment or postponement thereof.

     This Proxy Statement and accompanying form of Proxy and Notice of Annual Meeting are first being mailed to holders of Common Stock on or about October 10, 1996. A copy of the Company's Annual Report to Shareholders for the fiscal year ended July 31, 1996, including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all shareholders entitled to vote at the Annual Meeting.

SHAREHOLDERS ENTITLED TO VOTE

     Only holders of Common Stock of record at the close of business on October 4, 1996, the record date, are entitled to notice of and to vote at the Annual Meeting and adjournments thereof. As of October 4, 1996, there were 7,000,000 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. In addition, the Company had 942,763 shares of non-voting common stock outstanding which are convertible into voting common stock on a share-for-share basis.

     Each holder who is entitled to vote may cast one vote per share held on all matters properly submitted for the vote of shareholders at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve the other matter to be acted upon at the Annual Meeting.

PROXIES

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by such proxy will be voted as recommended by the Board of Directors. The Board of Directors recommends a vote FOR the election of the nominees for election as directors; and FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for the 1997 fiscal year.

     If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy will vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. It is not currently anticipated that any other matters will be raised at the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, or
(ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy).

                           1. ELECTION OF DIRECTORS

     Seven directors are proposed to be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Properly executed proxies returned in a timely fashion will be voted in the election of each of the nominees named below, unless the shareholder indicates on the proxy that the vote should be withheld from any or all of such nominees.

     The Board of Directors has proposed the persons listed below as nominees for election as directors at the Annual Meeting. All nominees are currently serving as directors of the Company. The Company expects each nominee for election as a director at the Annual Meeting will stand for election and be able to serve as a director. If any nominee is unable to stand for election and serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.

     Following is a listing of the nominees along with a brief summary of their business experience:

     Geaton A. DeCesaris, Sr., 65, has served as Chairman of the Board of the Company since August 1988. From June 1985 to August 1988, he served as Senior General Partner of Sonny DeCesaris and Sons Development Group, a real estate development and construction firm. Prior thereto from 1973 to June 1985, he was founder and President of Sonny DeCesaris and Sons Builders, Inc., and from 1960 to 1973, President of Procopio and DeCesaris Construction Company. Mr. DeCesaris is the father of Geaton A. DeCesaris, Jr. and the father-in-law of Paul C. Sukalo.

     Geaton A. DeCesaris, Jr., 41, has served as President, Chief Executive Officer and a Director of the Company since August 1988. Prior thereto from June 1985 to August 1988, Mr. DeCesaris was Managing General Partner of Sonny DeCesaris and Sons Development Group and, from 1973 to June 1985, Vice President of Sonny DeCesaris and Sons Builders, Inc. Mr. DeCesaris is the son of Geaton A. DeCesaris, Sr.

     Thomas Connelly, 47, has served as Senior Vice President of the Company since August 1988 and a Director since September 1992. From September 1994 to September 1996 he served as the Company's Chief Financial Officer. From January 1987 to August 1988, he was Financial Manager of Sonny DeCesaris and Sons Development Group. Mr. Connelly has over 21 years experience in finance and real estate development.

     Paul C. Sukalo, 45, has served as Senior Vice President and a Director of the Company since August 1988. Prior thereto from June 1985 to August 1988, he was a general partner of Sonny DeCesaris and Sons Development Group. He has over 17 years of related construction experience, principally in residential construction and related services. Mr. Sukalo is the son-in-law of Geaton A. DeCesaris, Sr.

     Ronald M. Shapiro, 53, has been a Director of the Company since April 1993. Mr. Shapiro, an attorney, is President of Shapiro, Robinson & Associates, Inc., a professional sports management and contract negotiations firm which he founded in 1976. Since January 1992 he has served as Counsel To The Firm of Shapiro and Olander, Baltimore, Maryland, a law firm he founded in 1972.

     Richard B. Talkin, 59, has been a Director of the Company since April 1993. Mr. Talkin is an attorney specializing in real estate related matters and has practiced law in Columbia, Maryland for over 25 years.

     Richard S. Frary, 49, has been a Director of the Company since December 1995. Mr. Frary is a partner and managing director of Tallwood Associates, Inc., a merchant banking firm located in New York, which specializes in corporate restructurings and real estate and has held that position since 1990. He is also a director of Value Property Trust, a real estate investment trust.

                     MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors has designated several committees of the Board, including a Compensation Committee, an Audit Committee and an Executive Committee, the functions and membership of which are described below.

     The Compensation Committee is responsible for approving recommendations to the Board of Directors regarding salaries, incentive bonuses and other compensation arrangements with executive officers of the Company and for the administration of the Washington Homes Employee Stock Option Plan. The Audit Committee's functions include making recommendations to the Board of Directors on the selection of the Company's auditors, reviewing the arrangements for and scope of the independent auditors' examination, meeting with the independent auditors to review the adequacy of internal controls and reporting and performing any other duties or functions deemed appropriate by the Board. The Executive Committee may, with certain limitations, act for the Board of Directors between meetings of the Board.

     The members of both the Compensation and Audit Committees during fiscal 1996 were Messrs. Frary, Shapiro and Talkin. Mr. Shapiro was Chairman of the Compensation Committee and Mr. Frary was Chairman of the Audit Committee. The Executive Committee consists of Geaton A. DeCesaris, Sr., Geaton A. DeCesaris, Jr. and Thomas Connelly.

     During fiscal 1996, the Board of Directors met four times, the Executive Committee acted by unanimous consent three times, the Compensation Committee met once and acted by unanimous consent twice and the Audit Committee met once.

                            DIRECTOR COMPENSATION

     During fiscal 1996, the Company paid each non-employee director $6,000 per year plus $2,500 for each Board meeting and $1,000 for each committee meeting not held in conjunction with a Board meeting which they attended and reimbursed such directors for all out-of-pocket expenses incurred in connection with their activities as directors. During fiscal 1996 each non-employee director received an option under the Company's Non-Employee Directors' Stock Option plan to purchase 2,000 shares of Common Stock at a price of $6.00 per share (the market price at the date of grant). During the fiscal year ended July 1, 1996, the Company engaged Mr. Talkin as counsel to provide legal services to the Company.

              SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of July 31, 1996 with respect to the beneficial ownership of the Company's voting common stock by each person known by the Company to be the beneficial owner of more than five percent of its outstanding voting common stock:

                                                       SHARES OF VOTING COMMON
                                                       STOCK BENEFICIALLY OWNED
          NAME AND ADDRESS                             ------------------------
       OF BENEFICIAL OWNERS(1)                           NUMBER      PERCENT(2)
       -----------------------                           ------      ----------
Geaton A. DeCesaris, Sr. (3)(4)(5)..................     809,869        10.2%
Geaton A. DeCesaris, Jr. (3)(4)(5)..................   1,090,880        13.7
Marco A. DeCesaris (4)(5)...........................     522,246         6.6
A. Hugo DeCesaris (3)(4)(5).........................     446,000         5.6
Joseph A. DeCesaris (3)(4)(5).......................     482,442         6.1
First Chicago Investment Corporation (6)............     714,980(7)      9.0
  Three First National Plaza
  Chicago, IL 60602
Dimensional Fund Advisors, Inc. (8).................     406,900         5.1
  1299 Ocean Avenue
  Santa Monica, CA 90401
----------

(1) The address for DeCesaris family members is 1802 Brightseat Road, Landover, Maryland 20785-4235.

(2) Based on 7,942,763 shares outstanding which includes 942,763 shares of non-voting common stock which are convertible into shares of voting common stock on a share-for-share basis.

(3) Includes shares held by spouse and jointly with spouse. Each person listed has joint voting and investment power with that person's spouse with respect to the shares jointly owned. Also includes shares held in that person's retirement plan accounts.

(4) Geaton A. DeCesaris,  Jr., Marco A. DeCesaris,  A. Hugo DeCesaris and Joseph
    A. DeCesaris are the sons and Paul C. Sukalo is the son-in-law of Geaton A. DeCesaris, Sr. While these persons have acted together in various businesses, principally in real estate and are referred to in this Proxy Statement collectively as members of the SDS Group, there is no agreement among them to vote their shares together or to otherwise act in concert concerning the affairs of the Company. Each of the individuals disclaims beneficial ownership of any shares other than as listed opposite such person's name in the table above or the table on the next page.

(5) In addition to shares listed above, various DeCesaris family trusts hold 340,000 shares of Common Stock for the benefit of family members, portions of which may be deemed indirectly beneficially owned as follows: 100,000 shares by Geaton A. DeCesaris, Jr., 40,000 shares by Marco A. DeCesaris, 40,000 by A. Hugo DeCesaris and 80,000 by Joseph A. DeCesaris. The co-trustees of these trusts have shared voting and investment power with respect to shares held.

(6) Has sole voting and dispositive power with respect to shares listed.

(7) Represents shares of non-voting common stock which are convertible into shares of voting common stock on a share-for-share basis.

(8) Beneficial ownership is as of June 30, 1996. Dimensional Fund Advisors, Inc. has informed the Company that it has sole power to vote 281,300 shares and sole dispositive power with respect to all shares held.

                      SECURITIES OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of July 31, 1996 regarding beneficial ownership of the Company's common stock (both voting and non-voting shares) by each Director, each nominee to become a Director, each of the Company's five most highly compensated executive officers and the Directors and executive officers of the Company as a group:

                                          NUMBER OF SHARES      PERCENTAGE OF
            NAME                         BENEFICIALLY OWNED   OUTSTANDING SHARES
            ----                         ------------------   ------------------
Geaton A. DeCesaris, Jr................  1,090,880(1)(2)(3)         13.7%
Geaton A. DeCesaris, Sr................    809,869(1)               10.2
Cameron Ross...........................         --(3)                *
Paul C. Sukalo.........................    278,716(1)(3)(4)          3.5
Thomas Connelly........................     39,164(1)(3)             *
Ronald M. Shapiro......................      2,225(3)                *
Richard B. Talkin......................      7,000(1)(3)             *
Richard S. Frary.......................     58,130(1)(3)(5)          *
All Directors and executive officers
  as a group (12 persons)..............  2,304,372(1)(2)(3)(4)(5)   29.0%
----------

* Less than 1% of issued and outstanding shares of common stock (both voting and non-voting).

(1) Includes shares held jointly with spouse, shares held for benefit of minor children and/or shares held in retirement plan accounts.

(2) Does not include 100,000 shares held in the DeCesaris family trusts which may be deemed indirectly beneficially owned by Geaton A. DeCesaris, Jr.

(3) Does not include shares which such person has a right to acquire through the exercise of options as follows: Mr. DeCesaris 25,000; Mr. Sukalo 12,000; Mr. Connelly 34,000; Mr. Ross 12,000; Mr. Shapiro 4,000; Mr.
    Talkin 4,000; and Mr. Frary 2,000.

(4) Does not include 60,000 shares held in the DeCesaris family trusts which may be deemed indirectly beneficially owned by Paul C. Sukalo.

(5) Includes 28,330 shares of non-voting common stock.

                            EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation paid to the Company's chief executive officer and its four other most highly compensated executive officers serving at July 31, 1996 for services rendered during the last three fiscal years:

                          SUMMARY COMPENSATION TABLE

                                                                                                        LONG TERM
                                                                                                      COMPENSATION
                                                                                                     -----------------
                                                                          ANNUAL COMPENSATION            NUMBER OF
                                                                    -------------------------------  SHARES UNDERLYING
     NAME AND PRINCIPAL POSITION                     FISCAL YEAR    SALARY     BONUS    OTHER(1)(2)   OPTIONS GRANTED
     ---------------------------                     -----------    ------     -----    -----------  -----------------
Geaton A. DeCesaris, Jr............................     1996       $350,000      --       $1,000          12,500
President and Chief Executive Officer                   1995        350,000   $ 50,000     1,000          12,500
                                                        1994        260,000    100,000     1,000            --

Geaton A. DeCesaris, Sr............................     1996        260,000      --        1,000            --
Chairman of the Board                                   1995        260,000      --        1,000            --
                                                        1994        260,000      --        1,000            --

Cameron Ross.......................................     1996        150,082    121,963     1,000           6,000
President, Westminster Homes, Inc.                      1995        145,082     31,433     1,000           6,000
                                                        1994         16,740      --          --             --

Paul C. Sukalo.....................................     1996        135,300     48,430     1,000           6,000
Senior Vice President                                   1995        135,300     41,333     1,000           6,000
                                                        1994        135,300     17,000     1,000            --

Thomas Connelly....................................     1996        145,000      --        1,000           7,000
Senior Vice President                                   1995        125,000     20,000     1,000           7,000
                                                        1994         90,000     30,000     1,000            --
----------

(1) Includes the matching amounts paid by the Company to the Profit Sharing Plan under which employee contributions are matched up to $1,000.

(2) Excludes perquisites and other personal benefits since the aggregate amount of such compensation is the lesser of $50,000 or 10% of salary and bonus combined.

     The Company does not have employment agreements with any of its executive officers.

     During fiscal 1996, the Company employed Marco A. DeCesaris and A. Hugo DeCesaris who are not executive officers of the Company, but each of whom holds in excess of five percent of the Company's Common Stock. In the aggregate, these individuals received compensation of $313,754 for fiscal 1996.

                          EMPLOYEE STOCK OPTION PLAN

     During the fiscal year ended July 31, 1996, options to purchase 173,000 shares of Common Stock of the Company were granted under the Employee Stock Option Plan and options to purchase 6,000 shares of Common Stock were granted under the Non-Employee Directors Stock Option Plan.

     The following tables set forth certain information concerning the granting and exercise of stock options during the fiscal year ended July 31, 1996, by the persons named in the Summary Compensation Table and the value of all unexercised options at the end of the fiscal year:

                        AGGREGATED OPTION EXERCISES IN
                             LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES

                                                                     VALUE OF
                                                      UNEXERCISED   UNEXERCISED
                           SHARES ACQUIRED    VALUE    OPTIONS AT     IN THE
       NAME                  ON EXERCISE     REALIZED    7/31/96   MONEY OPTIONS
       ----                ---------------   -------- -----------  -------------
Geaton A. DeCesaris, Jr....       --            --       25,000         --
Geaton A. DeCesaris, Sr....       --            --         --           --
Cameron Ross...............       --            --       12,000         --
Paul C. Sukalo.............       --            --       12,000         --
Thomas Connelly............       --            --       34,000         --

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSMUED
                                                                                                        ANNUAL RATES
                                                        % OF TOTAL                                     OF STOCK PRICE
                                           NUMBER         OPTIONS                                     APPRECIATION FOR
                                          OF SHARES      GRANTED TO       EXERCISE                       OPTION TERM
                                         UNDERLYING     EMPLOYEES IN        PRICE      EXPIRATION    -------------------
         NAME                          OPTIONS GRANTED   FISCAL YEAR     PER SHARE(1)     DATE          5%         10%
         ----                          ---------------  ------------     ------------  ----------       --         ---
Geaton A. DeCesaris, Jr..............        12,500          7.23%          $5.36       09/14/05     $ 32,363   $ 91,218
Geaton A. DeCesaris, Sr..............          None            --
Cameron Ross.........................         6,000          3.47%           4.88       09/14/05       18,414     46,665
Paul C. Sukalo.......................         6,000          3.47%           4.88       09/14/05       18,414     46,665
Thomas Connelly......................         7,000          4.05%           4.88       09/14/05       21,483     54,442
All executive officers as a group....        75,500         43.64%           5.07       09/14/05-     217,365    572,853
                                                                                        10/31/05
All directors who are not executive
  officers as a group................         6,000          3.47%           6.00       12/14/05       22,640     57,375
All employees (excluding executive
  officers) as a group...............        97,500         56.35%           4.93       09/14/05-     294,353    753,428
                                                                                        12/28/05
----------

(1) Options are exercisable as follows: 25% beginning 1 year after grant; 50% beginning 2 years after grant; 75% beginning 3 years after grant; and fully exercisable beginning 4 years after grant.

                       REPORT OF COMPENSATION COMMITTEE
                       REGARDING EXECUTIVE COMPENSATION

     The Board of Directors has determined that the Company's executive compensation program will be administered by the Compensation Committee (the "Committee") which consists of three non-employee independent directors. The Committee was established in April 1993, following completion of the Company's initial public offering.

     For fiscal 1996, executive compensation consisted generally of base salary, bonuses and grants of stock options under the Company's Employee Stock Option Plan. The Committee annually reviews the Company's executive compensation program and policies and approves compensation for executive personnel.

     The overall policy objective of the Company's executive compensation program is to provide base compensation levels and compensation incentives (in the form of bonuses and stock options) that attract and retain the highest quality individuals for key executive positions with the Company. The executive compensation program is intended to recognize individual contribution to corporate performance and to recognize the overall performance of the Company relative to the performance of other corporations in the homebuilding industry.

BASE COMPENSATION

     The Committee annually reviews base compensation levels of executive personnel to determine that such compensation is competitive, both individually and in the aggregate, with other homebuilding industry companies of comparable size and profitability. Comparisons with other companies are obtained through public information and surveys of homebuilding industry compensation available from outside compensation advisors. Individual base compensation levels are set based upon these competitive factors, but also are varied based upon performance, experience and the scope of each particular position.

BONUSES

     The Company awards annual and periodic cash bonuses to its executive personnel. These bonuses tie a portion of compensation directly to results achieved during each fiscal year. Individual amounts are determined by an evaluation of individual performance, division performance and Company performance. As with base compensation, the Committee reviews bonuses and the bonus structure annually in an effort to set a program which promotes behavior which is intended to enhance shareholder value and is competitive, both as to the bonus and when combined with base salary, with other homebuilders of comparable size and profitability.

     For fiscal 1996, bonuses for executive personnel in each of the Company's operating divisions were tied, in large measure, to the ability of each division to meet or exceed the business plan objectives established at the beginning of the fiscal year as calculated by various measurements of financial and operating performance.

     Bonuses for executive personnel whose activities are not directly a part of the operating divisions were based in part upon the ability of the Company to meet or exceed pre-set performance goals, in part on the achievement of specific objectives in programs of a broader nature and in part were set at levels to bring total cash compensation in line with other homebuilders. A bonus for the chief executive officer was to be based on achieving after tax financial results by the Company and its subsidiaries in relation to its business plan and on the achievement of specific objectives in programs of a broader nature.

STOCK OPTIONS

     Stock options are granted as a means of aligning the economic interests of key personnel with those of the shareholders of the Company. For fiscal 1996, stock options were granted for 173,000 shares of the Company's Common Stock.

     In the past, options were granted to all executive and other key personnel at time of the Company's initial public offering who were not then stockholders of the Company. Other options also have been granted at the time of hire of executive and management personnel. Beginning in fiscal 1995 the Committee established a program for grants of additional awards over a two year period based on individual performance. The second part of that program was completed in fiscal 1996. In addition, at the time of hire, options were granted in fiscal 1996 based on the potential for future contribution to the success of the Company.

CEO COMPENSATION

     The criteria previously enumerated are those that have been applied to the Company's Chief Executive Officer, Geaton A. DeCesaris, Jr. During fiscal 1996, Mr. DeCesaris received base compensation of $350,000, which was unchanged from fiscal 1995. Mr. DeCesaris declined a bonus for fiscal 1996 even though the Company did meet certain financial objectives for the granting of bonuses. This was a decrease of $50,000 from the 1995 level. In determining Mr. DeCesaris' compensation the Committee recognized that the Company did not fully achieve its financial goals for the year, despite progress made in several areas including geographical expansion, integration of expanded operations and management of the Company's land position. During the year, Mr. DeCesaris received options to purchase 12,500 shares of common stock.

                                          Ronald M. Shapiro
                                          Richard B. Talkin
                                          Richard S. Frary
                                          Members of the Compensation
                                          Committee

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATIONS

     Mr. Talkin, a member of the Compensation Committee, performs legal services for the Company.

                             CERTAIN TRANSACTIONS

     From time to time, the Company has engaged in transactions with related parties for acquisition and, on a limited basis, the sale of building lots. Sales and purchases were undertaken as if on an arms length basis with prices and terms determined by management to be fair and comparable to those of transactions with parties unrelated to the Company. During the fiscal year ended July 31,1996, the Company paid $2,596,000 to acquire building lots from related parties. The details of the significant transactions are as follows:

     In March  1993,  the Company  entered  into a land  option  agreement  with
Triangle Homes ("Triangle") to purchase 85 townhome lots in the Sutler subdivision of Prince George's County, Maryland, for $27,500 per lot. During fiscal 1996, the Company purchased the last 40 of these lots for $1,156,000 including closing costs. Triangle is owned by a daughter and sons-in-law of Geaton A. DeCesaris, Sr.

     In July 1992, the Company entered into an agreement to purchase 246 planned condominium building lots in Largo, Maryland from a partnership owned by members of the SDS Group which was later reduced to 180 lots. These 180 lots were purchased during fiscal 1996 for $1,440,000.

     The Company currently leases over 24,000 square feet of office space in the Ingle West Office building in Landover, Maryland from Citadel Land, Inc., a corporation owned by members of the SDS Group, pursuant to a lease expiring in October 2000 at a base annual rental of $392,000. The rental is subject to adjustment for increased operating expenses and changes in the Consumer Price Index. In fiscal 1996, the Company paid Citadel $440,219 in rentals.

                           CUMULATIVE TOTAL RETURN

     The following graph compares the total return of the Company's Common Stock during the period from February 26, 1993 to July 31, 1996 with the Standard and Poor's 500 Stock Index and the Dow Jones Home Construction Index:

                                [INSERT GRAPH]

                                        7/93      7/94      7/95      7/96
                                        ----      ----      ----      ----
WASHINGTON HOMES INC..................    95        68        54        45
S & P 500.............................   102       107       136       158
DOW JONES HOME CONSTRUCTION...........   108        90       104       112

* $100 invested on February 26, 1993 in stock or index including reinvestment of dividends. Fiscal year ending July 31.

                    2. APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Deloitte & Touche LLP to serve as independent auditors for the Company and its subsidiaries for the fiscal year ended July 31, 1997. The appointment was made subject to ratification by shareholders. Deloitte & Touche LLP and its predecessors have served as independent auditors for the Company since 1967.

     Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to questions from shareholders.

     The affirmative vote of a majority of the shares represented at the meeting is required for ratification.

                       COMPLIANCE WITH SECTION 16(A) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who are holders of more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all forms filed. The Company believes that during fiscal 1996, its officers, directors and greater than ten-percent beneficial holders complied with all applicable Section 16(a) filing requirements.

                           EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and other employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and other employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

     Shareholders may present proper proposals for inclusion in the Company's proxy statement for consideration at the next annual meeting of its shareholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1997 Annual Meeting, shareholder proposals must be received by the Company no later than July 1, 1997, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

                                OTHER MATTERS

     The only matters expected to come before the Annual Meeting are those set forth in this Proxy Statement. The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the meeting or any adjournment thereof, the persons named in the Proxy will have discretion to vote in accordance with their best judgment on such matters.

                                  BY ORDER OF THE BOARD OF DIRECTORS,
                                  Laurence R. Jaffe
                                  Secretary and General Counsel

                             WASHINGTON HOMES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Geaton A. DeCesaris, Jr. and Thomas Connelly, or either one, each with power of substitution as proxies for the undersigned to vote all shares of Common Stock of Washington Homes, Inc., a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on November 13, 1996, and any adjournments or postponements thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting and any adjournments or postponements thereof. The undersigned hereby revokes all proxies heretofore given.


                          (Continued on reverse side)

1. Election of Directors (mark only one)

    Vote FOR all nominees             Vote
  listed and recommended by         WITHHELD
the Board of Directors (except      from all
 as directed to the contrary)       nominees

           [ ]                        [ ]

Geaton A. DeCesaris, Sr.  Thomas Connelly,  Richard S. Frary,  Richard B. Talkin
Geaton A. DeCesaris, Jr.  Paul Sukalo,      Ronald M. Shapiro,

INSTRUCTION: To withhold authority to vote for any individual nominee, line through or otherwise strike out that nominee's name above.

---------------------------------------------------------------------------


2. Proposal to ratify appointment of independent auditors

     FOR     AGAINST     ABSTAIN
     [ ]       [ ]         [ ]


                                      PLEASE SIGN, DATE AND RETURN THIS PROXY,
                                      USING  THE   ENCLOSED  POSTAGE   PREPAID
                                      ENVELOPE.

                                      ----------------------------------------
                                      Signature

                                      Dated: --------------------------, 1996.

                                      When   signing  as   attorney,   executor,
                                      administrator,   trustee    or   guardian,
                                      please give full title as such. If the signer is a corporation, sign the full corporate name by duly authorized officer.